                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 2, 2003
                       ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                               TANGO INCORPROATED
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                                         98-019822
  ----------------------------   ------------------    -----------------
  (State or other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)

                  620-1207 11th AVE SW, CALGARY ALBERTA T3C 0M5
           -----------------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  403-228-6962
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     NONE.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Tango Incorporated acquired 100% membership Interest of Pacific Print Works LLC, an Oregon Corporation.

                                    EMPLOYEES

Pacific Print Works LLC has 80 employees.

                                   LITIGATION

Pacific Prints was involve a disputed with one of their prior vendor in which there was a lawsuit filed in the District court of Oregon. The lawsuit has been settled in which Pacific Print Works owe Royal Avalon $48,000 which shall be paid $4,000 a month starting July 1st, 2003 with eleven consecutive payments thereafter.

                             EXECUTIVE COMPENSATION

Tango Incorporated has not executed any executive contracts with this asset purchase.

                              RELATED TRANSACTIONS

Transactions with Management and Related Transactions:

NONE

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NONE.

ITEM 5.          OTHER EVENTS

NONE

ITEM 6   RESIGNATION OF REGISTRANT'S DIRECTORS

NONE.

ITEM 7.          FINANCIAL STATEMENTS

It is impractical to provide the required audited financial statements and proforma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule
S-X.

ITEM 8.          CHANGE IN FISCAL YEAR

NONE.

                                    EXHIBITS

1.1      Memorandum of Understanding
1.2      Promissory Note with exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tango Incorporated

By:      /s/ Todd Violette
         ---------------------------
             Todd Violette, Director

By:      /s/ Sameer Hirji
         ---------------------------
             Sameer Hirji, Director

Dated:  June 2, 2003